united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 12/31

Date of reporting period: 12/31/20

Item 1. Reports to Stockholders.

December 31, 2020

The Altegris Mutual Funds

A SERIES OF NORTHERN LIGHTS FUND TRUST

Annual Report

Altegris/AACA Opportunistic Real Estate Fund

Advised by:
Altegris Advisors, LLC
1200 Prospect, Suite 400
La Jolla, CA 92037

877.524.9441 | WWW.ALTEGRIS.COM

ALTEGRIS/AACA Opportunistic Real Estate Fund [1]
January 1, 2020 – December 31, 2020

Fund Performance Summary

As shown in Figure 1, the Altegris/AACA Opportunistic Real Estate Fund’s (“Fund”) Class A (at NAV), Class I, and Class N shares delivered returns over the 12 months ended 12/31/2020 of 28.16%, 28.45%, and 28.18%, respectively. Meanwhile, the Dow Jones US Real Estate Total Return (TR) Index and S&P 500 Total Return (TR) Index returned - 5.29% and 18.40%, respectively. The Fund’s net assets under management totaled approximately $581 million as of December 31, 2020.

Figure 1: Altegris/AACA Opportunistic Real Estate Fund Performance Review
January 1, 2020 – December 31, 2020

			Quarterly Returns
	1-Year	Since Inception*	Q4 2020	Q3 2020	Q2 2020	Q1 2020
Class A (NAV)	28.16%	13.84%	15.15%	8.83%	17.64%	-13.07%
Class A (max load)**	20.77%	13.17%	8.52%	2.57%	10.90%	-18.08%
Class C (NAV)	N/A	6.56%	N/A	N/A	N/A	N/A
Class I (NAV)	28.45%	14.03%	15.19%	8.95%	17.70%	-13.05%
Class N (NAV)	28.18%	13.85%	15.09%	8.88%	17.67%	-13.07%
Dow Jones US Real Estate TR Index	-5.29%	8.32%	7.72%	2.07%	13.91%	-24.39%
S&P 500 TR Index	18.40%	13.56%	12.15%	8.93%	20.54%	-19.60%

*	The inception date of the Predecessor Fund was February 1, 2011. Past performance is not indicative of future results. Returns for periods longer than one year are annualized. The inception date of Class C shares was 12/1/2020.

**	The maximum sales charge (load) for Class A is 5.75%. Class A Share investors may be eligible for a reduction in sales charges.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.30% for Class A, 3.02% for Class C, 2.02% for Class I, and 2.17% for Class N. The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund as described in the Fund Summary, until at least December 31, 2021, to ensure that total Annual Fund operating expenses after fee waiver and/or expense reimbursement will not exceed 1.80%, 2.55%, 1.55%, and 1.80% of average daily net assets attributable to Class A, Class C, Class I, and Class N shares, respectively.

[1]	Effective September 8, 2016 the fund changed its name from the Altegris/AACA Real Estate Long Short Fund to the Altegris/AACA Opportunistic Real Estate Fund.

It is important to note that the Fund inherited the track record of its predecessor, the American Assets Real Estate Securities, L.P. (“Predecessor Fund”), which was managed by AACA, the Fund’s sub-adviser. The Predecessor Fund was not registered under the Investment Company Act of 1940. Since its inception on February 1, 2011, the Predecessor Fund was managed by AACA in the same style, and pursuant to substantially identical real estate long-short strategies, investment goals, and guidelines, as are presently being pursued on behalf of the Fund by AACA as its sub-adviser.

The performance quoted for periods prior to 1/9/2014 is that of the Predecessor Fund (while it was a limited partnership) and is net of applicable management fees, performance fees, and other actual expenses of the Predecessor Fund. From its inception on February 1, 2011, the Predecessor Fund was not subject to the same investment restrictions, diversification requirements, limitations on leverage, and other regulatory or Internal Revenue Code restrictions of the Fund, which might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads that apply to certain classes of Fund shares, which would have reduced returns.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until December 31, 2020, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement will not exceed 1.80%, 1.55%, and 1.80% of average daily net assets attributable to Class A, Class I, and Class N shares, respectively, subject to possible recoupment in future years. Fund results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call (888) 524-9441.

Effective September 8, 2016, the fund changed its name to the Altegris/AACA Opportunistic Real Estate Fund to align with the fund’s investment objectives more closely. The principal investment strategies and risks have not changed.

Fund Overview

The Altegris/AACA Opportunistic Real Estate Fund seeks to provide total return through long-term capital appreciation and current income by investing, both long and short, in equity securities of real estate and real estate-related companies. The Fund seeks to achieve its goals by accessing an experienced long/short real estate manager, American Assets Capital Advisers (AACA). AACA focuses on quality assets in “A” quality locations2 and believes that ownership of high-quality real estate creates the potential for durable inflation-hedged income over time. From a fundamental standpoint, AACA believes real estate performs better over periods when it is more difficult to supply, demand is less cyclical, and tenants are reluctant to leave. Rather than mimicking exposures like an index, the Fund is heavily over-weighted in segments that share these four characteristics:

●	Oligopoly or duopoly real estate structure

●	High barriers to entry for new owners/developers

●	High barriers to exit for tenants

●	Secular demand drivers underlying the user side of the business

AACA believes the combination of these four characteristics (or some subset) creates a competitive landscape in which tenants have fewer options to move or play one building owner against another. AACA has found that properties with

[2]	This assessment reflects the opinion and view of AACA based on their proprietary evaluation methods and is not based on any nationally recognized rating entity or real estate value standards.

these characteristics command higher occupancy rates and better rents, which helps create more valuable portfolios for shareholders through enhanced dividends and higher real estate values.

Drivers of Fund Performance

The primary drivers of performance in 2020 were data centers, infrastructure, and industrial stocks. The most significant detractors were retail, golf, and office (short) positions.

Figure 2: Performance Attribution by Segment | January 1, 2020 – December 31, 2020

Data Centers
Infrastructure
Industrial
Communications Infrastructure
Lodging
Real Estate Technology
Gaming
Lab Space
Storage
Single Family Rental
Excess Mortgage Servicing Rights
Housing
Diversified
Manufactured Homes
Health Care
Funeral Services
Office
Golf
Retail
10.31%
9.02%
6.66%
2.35%
1.89%
1.65%
1.28%
0.89%
0.41%
-0.09%
-0.20%
-0.24%
-0.26%
-0.49%
-0.60%
-0.75%
-0.88%
-1.34%
-1.46%
-5%
-1%
3%
7%
11%
15%

Performance attribution reflects a weight-adjusted allocation based on segment exposure to account for fees and an expense for Class A. Past performance is not indicative of future results.

The Fund’s top five attributors this year were: Innovative Industrial Properties, Fortress Transportation and Infrastructure, GDS Holdings Ltd., Caesar’s Entertainment, and Brookfield Renewable Partners.

●	Innovative Industrial Properties, Inc. (“IIPR”) (Industrial) — IIPR is a self-advised REIT focused on the acquisition, ownership, and management of specialized properties leased to experienced, state-licensed operators for their regulated medical-use cannabis facilities. We are constructive on the stock.

●	Fortress Transportation & Infrastructure Investors LLC (“FTAI”) (Infrastructure) — FTAI owns infrastructure assets in the aviation, energy, intermodal, and rail sectors. FTAI has three large-scale infrastructure projects - each is unique and has very large earnings potential, in our opinion. FTAI has rallied strongly from the Q1 sell-off in the COVID-19 panic. We are constructive on the stock as the economy recovers.

●	GDS Holdings, Ltd. (“GDS”) (Data Centers) — GDS is a developer and operator of data centers in the People’s Republic of China (PRC). GDS operates as a private carrier and is cloud-neutral, enabling its customers to connect to all PRC’s telecommunications carriers and access several of the PRC’s cloud service providers, whom it hosts in its facilities. GDS serves more than 600 customers, including top Chinese companies such as Alibaba, Tencent, and Baidu. The PRC is an emerging market with a robust pipeline of data center demand growth. GDS is well-positioned to capture and cross-connect clients to the USA with their strategic partnership with CyrusOne, a USA based data center operator. GDS is the fastest-growing company we own. Additionally, data centers have fared well in the COVID-19 environment as work-from-home and stay-at-home orders have increased data usage.

●	Caesar’s Entertainment, Inc. (“CZR”) (Gaming) — CZR is a large regional gaming company that recently merged with Eldorado Resorts to create the largest and most diverse portfolio of gaming destinations across the U.S. The new entity boasts more than 45 world-class resorts managed by Eldorado’s premier management team. We estimate that the regional U.S. gaming market will recover more quickly than Las Vegas and Macau. Additionally, we believe the next frontier in gaming will be sports betting and iGaming, and CZR is in the pole position to capture a disproportionate share of this market. We believe the market is not yet valuing the upside of this business in CZR’s current valuation.

●	Brookfield Renewable Partners (“BEP”) (Infrastructure) — BEP owns and operates a large portfolio of renewable power assets consisting of over 19,400 MW of capacity and 5,318 generating facilities in North America, South America, Europe, and Asia. BEP is a global leader in hydroelectric power, which comprises approximately 64% of its portfolio. BEP’s investment objective is to deliver long-term annualized total returns of 12%–15%, including annual distribution increases of 5–9% from organic cash flow growth and project development. BEP has an established a long track record of creating value.

The portfolio’s top five detractors this year were: Wynn Resorts, Ltd., Drive Shack, Inc., Simon Property Group, Inc., Las Vegas Sands Corp., and Service Corporation International.

●	Wynn Resorts, Ltd. (“WYNN”) (Gaming) — WYNN is a US-based gaming company with the majority of its exposure in Macau and, to a lesser extent, Las Vegas. Gross gaming revenue and the stock price have fallen significantly as properties closed in the COVID-19 outbreak; however, we are constructive on the stock now that properties have been successfully reopened, and travel restrictions are beginning to ease. Additionally, we believe Macau has a stronger ability than other gaming markets to recover from outbreaks.

●	Drive Shack, Inc. (“DS”) (Golf) — DS invests in and manages a variety of golf properties. The company has sold almost all its golf course and retained management of the courses. They are re-deploying the cash into new Drive Shack locations. We have done extensive research on the competitor, Top Golf, and extensively understand its property level financials. In short, a $1 invested into a DS should be worth $2 or more if they are as successful as Top Golf. Cash and assets under development are about $5 per share. The stock has traded down as all non-essential businesses contend with the COVID-19 outbreak, but we believe the investment thesis is largely intact.

●	Simon Property Group (“SPG”) (Malls) (Short Position) — SPG is the largest developer, owner, and operator of shopping malls in the USA. We were short shopping malls during the quarter as we believe retail and shopping malls will be especially hard hit but the COVID-19 lock-down and retailer bankruptcies. This short position moved against us as the entire market rallied in the quarter.

●	Las Vegas Sands Corp. (“LVS”) (Gaming) — LVS is a US-based gaming company with most of its exposure in Macau and, to a lesser extent, Singapore and Las Vegas. We believe LVS is the most diversified gaming company with the best balance sheet. Like MGM and WYNN, we believe the stocks are oversold, and we are constructive on the sector as travel restrictions are easing.

●	Service Corp International (“SCI”) (Funeral Services) — SCI is an American provider of funeral goods and services as well as cemetery property and services with more than 1500 funeral homes and 400 cemeteries in 43 states. We owned SCI for a short period to hedge the portfolio during the depths of the Covid-19 crisis.

Portfolio Review

The Fund’s +15.15% return in the fourth quarter outperformed the Dow Jones US Real Estate Index’s +7.72% return and the Morningstar Real Estate Category’s +11.14% return. The Fund has outperformed in both bull and bear markets. The Q1 outperformance started the year strong in one of the most severe bear markets of all time. The second, third, and fourth quarters also delivered outperformance while markets rebounded. Last year, in a roaring bull market, the Fund also outperformed with the Fund up +46.08% for the calendar year of 2019 compared to the Dow Jones US Real Estate Index at +28.92% and the Morningstar Real Estate Category at +27.28%. At quarter -end, the Fund’s total return is among the best in class in the Morningstar Real Estate Category, ranked in the top 1% in the five years ended December 31, 2020, and is in the top 2% in the one-year, year-to-date, and three-year periods ended December 31, 2020.

We are not going to re-hash the non-investment-related events of the past 12 months; there are plenty of other outlets for that. Sixty days ago, we were bullish on 2021 based on these factors:

●	Fiscal stimulus

●	Vaccine approval

●	Accommodative Federal Reserve

●	Easy comps

●	Split Government

In the last 60 days, the split government damper on the Democratic platform went away, and the vaccine rollout has been extremely disappointing. Meanwhile, COVID-19 cases have come back in a way that is straining the existing healthcare system. At 30,000 feet, the “return to normal idea” is being pushed back until the second half of 2021; the basic idea that the rules of engagement for taxpayers and US companies will change likely introduces significant uncertainty.

The US is not reopening broadly. Many states are shutting down again, and the EU is in chaos. In some markets, public and private schools are open while only private schools are open in others, creating utter chaos for working parents with school-age children. Disputes with local authorities over restaurants, bars, and other public spaces are common. The population has seemingly hit its limits of isolation, and the crisis brought out the worst in our leaders and politicians in many ways.

Of our five bullish stance drivers, three (Comps, Rates, Stimulus) remain intact. We ‘think/hope’ the various bureaucrats in charge of vaccine rollout will get it together. If this happens, then the remaining unknown variable is Democratic control of the government. Here are the ’stated’ tax goals of the Biden platform:

●	Raise individual tax rates on taxpayers making more than $400K probably to something like 40%

●	Raise corporate taxes from 21% to 28%

●	Reduce the usability of deductions for individual taxpayers

●	Uncap the max income for social security

●	Eliminate capital gains as a concept

●	Eliminate the 1031 tax-deferred gain

Additional spending on social programs and infrastructure would offset this. It remains to be seen how any of this plays out, but a decent guess would be higher taxes across the board, which in theory should be a drag on GNP. At this point, any estimate is a guess.

The elimination of the 1031 tax-deferral mechanism and the treatment of capital gains as ordinary income would materially change the taxable real estate investors’ tax profile. We believe REITs’ market share would likely benefit as REITs would serve as a protected tax-free pass-through vehicle in this scenario.

We have mostly avoided the worst real estate segments and focused instead on those we would classify as offline to COVID-19. These are the areas of real estate that have been hit the worst. We do not own these sectors and are currently short office and have been short retail and lodging at times earlier in the year.

Real Estate Sector	YTD Total Return (12/31/20)
1. Apartments (FTSE NAREIT Apartments Sub Sector Total Return Index)	-15.34%
2. Lodging (FTSE NAREIT Lodging/Resorts Sector Total Return Index)	-23.60%
3. Health Care (FTSE NAREIT Health Care Property Sector Total Return Index)	-9.86%
4. Retail (FTSE NAREIT Retail Property Sector Total Return Index)	-25.18%
5. Office (FTSE NAREIT Office Sub Sector Total Return Index)	-18.44%

We think lodging/gaming and apartments are experiencing largely cyclical downturns and will recover fully over time (limited structural damage). However, in our opinion, retail and office will not fully recover because of structural changes that will damage these sectors. Explanation as follows:

●	Retail: This is the most complicated of the directly impacted areas. Small- and medium-sized businesses with customer-facing businesses have been closed for 4-12 months and are typically month to month on cash flow. They are generally not paying rent. This crisis greatly exacerbated the retail pain felt before its inception. Complicating it further at the ground level, a landlord may have thousands of troubled tenants, all of whom need rent relief. Given the long duration of typical leases and GAAP accounting, it is possible to see rent holidays becoming rent deferrals paid back in the latter part of existing leases. Additionally, we see many large-chain casual dining tenants re-negotiating lower rents due to structurally lower volumes. H&M, Forever 21, Brooks Brothers, Macy’s, JCP, and dozens of other retailers are in chapter 11 or drastically reducing store counts. We think that two-thirds of US malls are in trouble, with one-third likely to fail. Food and drug stores are the sole positive on this front, but many food and drug anchored strip centers also contain struggling customer-facing tenants (salons, barbershops, gyms). The pandemic accelerated the Amazon effect of turning physical shoppers towards e-commerce, basically cancer for physical retail. When ’stable-run-rate’ returns, we do not think retail makes a full recovery. We see permanent oversupply, reductions in rents, and rising cap rates for assets due to decreasing asset values, cash flow, and NAVs.

●	Office: This sector has experienced a fundamental shift in how employees and employers view functional utility. Small amounts of people have been working from home for years: consultants, sales reps, and others. However, the US Census recently estimated that about 8 million people or about 5.2% of Americans worked from home pre-pandemic. This experiment has flipped that concept – and in our opinion, 10-15% of the office labor force will not return to the office. This is a massive number. Industry experts estimate New York office space will be 20% vacant, and if we remove 10-15% of space demand due to working from home (WFH), demand plummets. Rents in CBD office have already started to fall. Combined with declines in occupancy, escalating expenses, and falling same-store NOI, office space is likely to enter a long-term secular decline. In our opinion, this will lead to rising cap rates (from 4% now) as property investors need to reprice declining asset values. We cannot overstate how big of a deal this is for institutional investors globally. Most direct investors buy office, apartments, retail, and industrial in their core programs, with office space being the largest allocation at 25-40%. As this sector’s cash flow declines, debt will become more expensive and less available and lead to a negative feedback loop as price impairment feeds on itself, fueling large write-downs. In our opinion, we think this will play out most violently in large, vertical, public transport dependent central business districts, like NY. We have a white paper on this topic for those interested.

Themes

The Wave of Data (Our Data Center and Communication Network Exposure)

We believe demand for data – whether related to mobile, storage, reliability, transfer, or integration - will play out over perhaps a decade or more. We would encourage you to look at Cisco’s annual white paper or Ericson’s website for readers looking for more. Depending on the methodology, time frame, location, and the nature of the technology measured, estimates range from 25% to 45% growth in global I.P. traffic per year for the next five years. This growth has enormous implications and drives 5G and connectivity. We have been harping on this for about five years now, so please forgive the repetitiveness. Both data centers (where all the data associated with these trends lives) and connectivity (how it gets back and forth to your devices) are great investment opportunities and key themes for our team. We have exposure to data centers and communications networks (commonly referred to as tower REITs, but since they also own distributed antenna systems, small cells, and fiber, we renamed the sector to communications networks). The communications networks have about 90% market share of macro towers in the U.S., effectively an oligopoly. Unlevered returns are high, tenants are physically incapable of leaving (absent merger), and SS/NOI runs mid-to-high single digits. The 5G rollout will take a decade and involve all four items above. On top of this, there will be a distributed network focused on low latency projects like autonomous vehicles. What is not to love?

As for the data centers, it is nearly the same but with a twist. The data center business is segmenting into two sub-sectors: ‘cloud’ and ‘enterprise.’ The cloud business (AWS, MS Azure, Google Cloud, etc.) is expanding at a rapid clip, and the associated data centers are typically large, long-term credit leases. These assets’ development yields have compressed to low double digits (~11%) after development and occupancy. Still an excellent business, but admittedly lower than the historical returns on assets (ROA), which have been 12% to 30% (with an average of 16%). Most data center companies traffic in both cloud and enterprise (the more traditional business in which a company moves its on-site enterprise data to a third-party data center). Enterprise clients get better power, density, and redundancy at much lower costs. Enterprise is a slower sales cycle with smaller users but at much higher ROA and return on equity (ROE) than cloud. We estimate the demand for colocation enterprise space is growing at about 15%, and demand for cloud space is growing at 10- 25%, with wide differences in uptake timing. Not included in these numbers are several technologies coming soon, which we believe will drive an avalanche of data creation, including (but not limited to): self-driving vehicles, artificial intelligence, big data, 5G mobile connectivity, and virtual and augmented reality.

We have mostly oriented the portfolio towards those focused on the enterprise cloud. Switch, Inc. (SWCH) and GDS Holdings, Ltd. (GDS) are our two largest positions and cater to enterprise customers. Both companies have historically generated mid-to-high teens to low twenties unlevered ROA, and we believe both have great balance sheets and management. GDS, based in Shanghai, China, is the 800-pound gorilla in the region. AACA estimates GDS has about 40% market share with the next competitor at about 8%-10%. For all the numbers here in the U.S. from Cisco, we think that a fair rule of thumb translation to the PRC is to double it, roughly.

Infrastructure

We have about 15% portfolio exposure to infrastructure, which does not garner much attention from investors. This exposure includes toll roads and bridges, airports, water ports, power distribution, energy terminals, hydroelectric dams, solar power arrays, and wind farms. Most of this qualifies as ESG if you prefer to think that way. It is, admittedly, not as sexy as a data center; however, these assets are typically local or regional monopolies and carry high ROA and year-over-year rent growth through inflation. There are only a handful of qualified buyers/operators, in our opinion, and we own Brookfield and Fortress Infrastructure, two of the larger public companies. These assets also generate attractive yields—2%-6%, on average. We added Fortress Infrastructure in mid-2019 and have a very bullish outlook for the company. We estimate EBITDA will roughly double in the next 3-4 years.

Gaming

Gaming has historically been a travel-related business with customers visiting on vacation or business travel. The Fund has a 13% exposure to gaming. Three trends have arisen in gaming, though, which are new and worth noting:

●	I-Gaming and Online Sports Betting: Recent court rulings at the federal level have encouraged states to legalize online sports betting and I-gaming, but regulations vary from state to state. I-Gaming and online sports betting are considered jointly in some states and separate in others; basically, 50 different processes are at work. We think the country is in the first inning of a widespread legalization process that will mirror current legislation around cannabis in many ways. State legislators, faced with mountains of pandemic-related bills, unemployment programs, and reduced tax revenue, will look for additional funding mechanisms. Regulating and taxing an activity already happening (legally somewhere else or illegally in their state) may be the low hanging fruit. Caesars (CZR) seems particularly well-positioned to capitalize on this with the largest US regional casino footprint, the largest rewards program, and ownership of William Hill, a UK-based online sports betting company. MGM also seems well-positioned. Caesars management has estimated a $30B market size if all states legalize, a gross gaming revenue figure that would rival Macau.

●	Regional vs. Las Vegas: Las Vegas has been the largest and most productive gaming market in the US, with a normalized run rate of about $7B in gaming for the last 40 years. Las Vegas is not a pure gambling market anymore. It is more oriented towards ‘celebrity chef’ dining, sports, concerts, music, conferences, and large group business events; people go to Vegas largely for the amenities. With the current restrictions on concerts and large business conferences, those amenities are largely offline. Regional casinos, however, are the opposite of this – they are about gambling. No one goes to a local casino for fine dining and concerts. Therefore, we believe the return to normal in regional gaming will occur much faster than in Las Vegas.

●	Expenses Rationalization: Management teams have been very good about only adding back amenities that produce EBITDA. They have generally cut costs quickly and closed assets during the first wave of the pandemic while keeping a watchful eye and thoughtful approach to costs when reopening. Caesars Entertainment management noted that every buffet they were running (in normal times) was losing $3M a year on their second-quarter call. We think margins in the casino business will improve maybe 500 – 1000 basis points on a normalized run-rate basis.

The portfolio is positioned in secular real estate growth opportunities that offer exposure to high-quality same-store net operating income growth, which, in turn, results in higher asset value cash flow and dividends. We have no exposure to sectors facing significant structural headwinds such as retail or sectors that we feel would fare worst in the Fed tightening cycle, such as Triple Net Lease. In our opinion, these sectors are dependent on raising new capital and buying new assets as their primary means to increase earnings. These types of business plans typically underperform in rising rate environments.

Valuation

Lastly, considering the Fund’s outperformance in the Q1 sell -off and the Fund’s outperformance (again) in the rest of 2020, you might be thinking: Is the Fund overvalued relative to the index? We do not believe so.

●	The portfolio’s growth forecast is still multiples of the asset class at large. The Fund has an underlying FFO growth rate of 30.2% (AACA estimate using SNL Financial data). In comparison, the RE sector (as measured by the SNL Equity REIT Index) has a growth rate of 7.5% (according to SNL Financial).

●	The portfolio’s valuation is very near that of the asset class at large. The Fund is selling at 23.4x 2021 FFO AACA estimate using SNL Financial data), and SNL Equity REIT Index is trading at 20.5x 2021 FFO (according to SNL Financial).

●	The portfolio is less levered than the aggregate leverage in the asset class. The SNL Equity REIT index carries an underlying leverage ratio of about 35.4% (according to SNL Financial), while the Fund’s leverage ratio is 17.3% (AACA estimate using data from SNL Financial).

So, put simply, for a 14% higher price (valuation), the Fund’s investments are significantly higher growth (about 4x higher, per SNL financial) with about half the risk (or leverage, per SNL Financial).

Outlook

Many REITs’ prices have adjusted; more than 59% of the SNL REIT Index names trade at a discount to NAV as of 12/31/2020. At quarter-end, the average REIT was trading at a 7.7% premium to NAV, which is in range of the long-term historical average.

Recall that our focus is on ownership of companies that own real estate where the tenant is denied choice. This is most prevalent when some subset (or all) of these characteristics is in place:

1)	the sub-sector of real estate is a monopoly, duopoly, or oligopoly;

2)	there are high barriers to entry for new competitors;

3)	there are high barriers to tenants leaving/exiting buildings; and

4)	the basic underlying economics of the tenant’s business is healthy.

We have found that when these four characteristics are present, companies in that space can potentially generate consistently higher same-store net operating income growth over long periods. Typically, sectors and companies that exhibit these characteristics comprise 65% to 80% of the portfolio.

Sincerely,

Burland East, CFA
Chief Executive Officer
Sub-Adviser Portfolio Manager
American Assets Capital Advisers (AACA)

INDEX DEFINITIONS

Dow Jones US Real Estate Total Return Index is the total return version of the Dow Jones US Real Estate Index and is calculated with gross dividends reinvested. The base date for the index is December 31, 1991, with a base value of 100.

S&P 500 Total Return Index is the total return version of the S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the US equity markets. For the S&P 500 Total Return Index, dividends are reinvested daily, and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

GLOSSARY

Alpha. Alpha measures the non-systematic return, which cannot be attributed to the market. It shows the difference between a fund’s actual return and its expected return, given its level of systematic (or market) risk (as measured by beta). A positive alpha indicates that the fund has performed better than its beta would predict. Alpha is widely viewed as a measure of the value-added or lost by a fund manager.

Beta. Beta is a measure of volatility that reflects the tendency of a security’s returns and how it responds to swings in the markets. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from a price increase.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a price decline. If a short position increases in price, covering the short position at a higher price may result in a loss.

1034-NLD-1/28/2021

Altegris/AACA Opportunistic Real Estate Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2020

The Fund’s performance figures* for the periods ended December 31, 2020, compared to its benchmarks:

			Annualized
				Since Inception	Fund Inception	Fund Inception
	One Year	Three Year	Five Year	February 1, 2011	January 9, 2014	December 1, 2020
Altegris/AACA Opportunistic Real Estate Fund - Class A	28.16%	15.17%	16.31%	N/A	15.24%	N/A
Altegris/AACA Opportunistic Real Estate Fund - Class A with load **	20.77%	12.92%	14.94%	N/A	14.26%	N/A
Altegris/AACA Opportunistic Real Estate Fund - Class C	N/A	N/A	N/A	N/A	N/A	6.61%
Altegris/AACA Opportunistic Real Estate Fund - Class I ***	28.45%	15.46%	16.59%	14.03%	N/A	N/A
Altegris/AACA Opportunistic Real Estate Fund - Class N	28.18%	15.18%	16.32%	N/A	15.24%	N/A
S&P 500 Total Return Index ****	18.40%	14.18%	15.22%	13.56%	13.05%	2.68%
Dow Jones US Real Estate Total Return Index *****	(5.29)%	5.44%	6.73%	8.37%	8.65%	18.11%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total operating expense ratios before waiver, per the Fund’s prospectus dated May 1, 2020, are 2.30%, 2.02%, and 2.17% for Class A, Class I, and Class N shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. Class A shares may be subject to a contingent deferred sales charge of up to 1.00% imposed on certain redemptions. All share classes are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-524-9441.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	The prior annual returns and performance track record that follows the Fund inception for Class I is that of the Predecessor Fund, American Asset Real Estate Securities Fund, L.P., which was managed by American Assets Investment Management, LLC, an affiliate and predecessor firm of AACA. The method used to calculate the Predecessor Fund’s performance differs from the Securities and Exchange Commission’s (“SEC”) standardized method of calculating performance because the Predecessor Fund employed monthly, rather than daily, valuation and this may produce different results. American Asset Real Estate Securities Fund, L.P. was not subject to certain investment restrictions, diversification requirements, limitations on leverage and other restrictions of the Investment Company Act of 1940 and of the Internal Revenue Code of 1986, as amended (“Code”), which if they had been applicable, might have adversely affected its performance.

****	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

*****	The Dow Jones US Real Estate Total Return Index is an unmanaged index considered to be representative of REITS and other companies that invest directly or indirectly in real estate, and reflects no deductions for fees, expenses or taxes. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | February 1, 2011– December 31, 2020
Past performance is not necessary indicative of future results.

Top Ten Holdings by Industry as of December 31, 2020	% of Net Assets
Reits	53.5%
Telecommunications	19.8%
Leisure Time	14.3%
Specialty Finance	7.8%
Electric Utilities	5.1%
Technology Services	4.6%
Real Estate	2.6%
Asset Management	2.0%
Other Assets less Liabilities - Net	(4.3)%
Securities Sold Short	(5.4)%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

Altegris /AACA Opportunistic Real Estate Fund
PORTFOLIO OF INVESTMENTS
December 31, 2020

Shares				Value
	COMMON STOCK - 45.4%
	ASSET MANAGEMENT - 2.0%
158,726	Brookfield Infrastructure Corp.			$11,475,890

	ELECTRIC UTILITIES - 5.1%
512,472	Brookfield Renewable Corporation +			29,861,743

	LEISURE TIME - 13.9%
703,942	Caesars Entertainment, Inc. * +			52,281,772
3,344,000	Drive Shack, Inc. *			7,958,720
284,972	Las Vegas Sands Corp. +			16,984,331
120,178	MGM Resorts International			3,786,809
				81,011,632
	TECHNOLOGY SERVICES - 4.6%
28,766	CoStar Group, Inc. * +			26,587,839

	TELECOMMUNICATIONS - 19.8%
693,689	21Vianet Group, Inc. - ADR *			24,064,071
733,382	Chindata Group Holdings Ltd. - ADR *			17,571,833
397,813	GDS Holdings Ltd. - ADR *			37,251,209
2,215,783	Switch, Inc. +			36,272,368
				115,159,481

	TOTAL COMMON STOCK (Cost - $183,221,909)			264,096,585

	PARTNERSHIP SHARES -7.8%
	SPECIALTY FINANCE - 7.8%
1,939,256	Fortress Transportation & Infrastructure Investors LLC (Cost - $21,279,793)			45,494,946

	REITS - 56.1%
165,573	Alexandria Real Estate Equities, Inc.			29,508,420
212,322	American Tower Corporation +			47,657,796
219,385	Americold Realty Trust			8,189,642
2,486,434	Colony Capital, Inc.			11,959,748
223,519	Crown Castle International Corporation +			35,581,990
33,286	Equinix, Inc. +			23,772,195
249,841	Equity LifeStyle Properties, Inc. +			15,829,926
176,962	Innovative Industrial Properties, Inc.			32,407,051
823,230	Invitation Homes, Inc. +			24,449,931
890,864	IQHQ Private Investment *^(a)(b)			14,987,272
369,548	National Storage Affiliates Trust +			13,314,814
75,811	Prologis, Inc.			7,555,324
182,683	Rexford Industrial Realty, Inc.			8,971,562
79,067	SBA Communications Corporation			22,307,173
108,518	Sun Communities, Inc.			16,489,310
225,613	Terreno Realty Corporation			13,200,617
	TOTAL REITS (Cost - $261,943,332)			326,182,771

		Dividend Rate (%)	Maturity Date
	PREFERRED STOCK - 0.4%
	LEISURE TIME - 0.4%
15,854	Drive Shack, Inc. B	9.750	Perpetual	300,275
19,523	Drive Shack, Inc. C	8.050	Perpetual	368,594
105,464	Drive Shack, Inc. D	8.375	Perpetual	2,001,707
	TOTAL PREFERRED STOCK (Cost - $2,131,246)			2,670,576

	TOTAL INVESTMENTS - 109.7% (Cost - $468,576,280)			$638,444,878
	LIABILITIES IN EXCESS OF OTHER ASSETS - (9.7)%			(56,701,413)
	NET ASSETS - 100.0%			$581,743,465

See accompanying notes to financial statements.

Altegris /AACA Opportunistic Real Estate Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2020

Shares		Value
	SECURITIES SOLD SHORT - (5.4)%
	REITS - (5.4)%
(1,003,207)	Empire State Realty Trust, Inc.	$(9,349,889)
(154,834)	SL Green Realty Corp.	(9,225,010)
(342,865)	Vornado Realty Trust	(12,802,579)
	TOTAL SECURITIES SOLD SHORT (Proceeds - $27,487,755)	(31,377,478)

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

Perpetual	Perpetual bonds are fixed income instruments without defined maturity dates.

*	Non-income producing security.

+	All or part of the security was held as collateral for securities sold short as of December 31, 2020. These securities amounted to $322,594,705.

^	Fair value was determined using significant unobservable inputs.

(a)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2020, these securities amounted to $14,987,852 or 2.6% of net assets.

(b)	Illiquid security.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
Statement of Assets and Liabilities
December 31, 2020

ASSETS
Investment in securities, at cost	$468,576,280
Investment in securities, at value	$638,444,878
Receivable for Fund shares sold	1,004,052
Dividends and interest receivable	1,035,290
Prepaid expenses and other assets	210,898
TOTAL ASSETS	640,695,118

LIABILITIES
Securities sold short, at value (proceeds $27,487,755)	31,377,478
Due to custodian	26,834,320
Payable for Fund shares redeemed	142,141
Investment advisory fees payable	549,621
Distribution fees (12b-1) payable	12,814
Payable to Related Parties	10,874
Accrued expenses and other liabilities	24,405
TOTAL LIABILITIES	58,951,653
NET ASSETS	$581,743,465

Net Assets Consist Of:
Paid in capital	$404,983,547
Accumulated earnings	176,759,918
NET ASSETS	$581,743,465

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$24,904,786
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,162,407
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a,b)	$21.43
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$22.74

Class C Shares:
Net Assets	$27
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b,d,e)	$21.43

Class I Shares:
Net Assets	$519,162,532
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	24,095,235
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$21.55

Class N Shares:
Net Assets	$37,676,120
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,757,006
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$21.44

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchases with reinvested dividends and/or distributions).

(b)	Shares redeemed within 12 months after purchase will be charged a contingent deferred sales charge (“CDSC”) of up to 1.00%.

(c)	On investments of $25,000 or more, the sales load is reduced.

(d)	Class C commenced operations on December 1, 2020.

(e)	NAV doesn’t calculate due to rounding.

Altegris/AACA Opportunistic Real Estate Fund
Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends	$9,940,330

EXPENSES
Investment advisory fees	5,814,560
Short sale dividend expense	1,222,071
Interest expense	694,014
Distribution (12b-1) fees:
Class A	49,389
Class N	76,827
Administrative services fees	368,700
Third party administrative services fees	350,833
Transfer agent fees	95,750
Registration fees	71,838
Due to custodian	58,178
Accounting services fees	51,980
Legal fees	40,433
Audit fees	38,207
Professional fees	37,965
Custodian fees	26,936
Trustees fees and expenses	23,320
Insurance expense	7,384
Other expenses	4,206
TOTAL EXPENSES	9,032,591

Less: Fees waived by the Advisor	(48,888)
NET EXPENSES	8,983,703

NET INVESTMENT INCOME	956,627

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT
Net realized gain/(loss) from:
Investments	49,241,893
Options contracts purchased	(561)
Options contracts written	623,384
Securities sold short	(545,794)
49,318,922
Net change in unrealized appreciation/(depreciation) from:
Investments	82,277,279
Securities sold short	(600,713)
81,676,566

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT	130,995,488
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$131,952,115

Altegris/AACA Opportunistic Real Estate Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	December 31,	December 31,
	2020	2019
FROM OPERATIONS
Net investment income	$956,627	$2,654,566
Net realized gain from investments and securities sold short	49,318,922	8,468,929
Net change in unrealized appreciation on investments and securities sold short	81,676,566	106,618,317
Net increase in net assets resulting from operations	131,952,115	117,741,812

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid:
Class A	(1,706,160)	(308,528)
Class C	—	—
Due to custodian	(36,876,259)	(7,147,541)
Class N	(2,542,388)	(681,770)
Net decrease in net assets from distributions to shareholders	(41,124,807)	(8,137,839)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold :
Class A	12,691,323	8,001,816
Class C	50	—
Class I	167,777,535	69,195,975
Class N	20,730,142	47,561,871
Net asset value of shares issued in reinvestment of distributions:
Class A	1,581,278	284,782
Class C	2	—
Class I	27,122,891	5,094,115
Class N	2,475,567	650,960
Payments for shares redeemed:
Class A	(8,276,934)	(14,830,687)
Class C	(25)	—
Class I	(87,268,459)	(67,757,505)
Class N	(20,823,174)	(41,197,098)
Redemption fee proceeds:
Class A	1,532	23
Class C	—	—
Class I	17,145	6,953
Class N	11,885	6,336
Net increase in net assets from capital share transactions	116,040,758	7,017,541

TOTAL INCREASE IN NET ASSETS	206,868,066	116,621,514

NET ASSETS
Beginning of Year	374,875,399	258,253,885
End of Year	$581,743,465	$374,875,399

Altegris/AACA Opportunistic Real Estate Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended	For the Year Ended
	December 31,	December 31,
	2020	2019
CAPITAL SHARE ACTIVITY
Class A
Shares Sold	702,054	504,891
Shares Reinvested	75,616	16,589
Shares Redeemed	(460,719)	(954,269)
Net increase/(decrease) in shares outstanding	316,951	(432,789)

Class C
Shares Sold	2	—
Shares Reinvested	—	—
Shares Redeemed	(1)	—
Net increase in shares outstanding	1	—

Class I
Shares Sold	9,323,737	4,352,780
Shares Reinvested	1,293,050	294,932
Shares Redeemed	(4,749,709)	(4,300,065)
Net increase in shares outstanding	5,867,078	347,647

Class N
Shares Sold	1,109,978	2,753,213
Shares Reinvested	118,176	37,714
Shares Redeemed	(1,148,913)	(2,405,736)
Net increase in shares outstanding	79,241	385,191

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	December 31,		December 31,	December 31,		December 31,		December 31,
	2020		2019	2018		2017		2016
Net asset value, beginning of year	$17.97		$12.57	$16.02		$12.99		$11.56
Income/(loss) from investment operations:
Net investment income (1)	—		0.09	0.04		0.06		0.01
Net realized and unrealized gain/(loss) on investments	5.04		5.68	(2.98)		3.02		1.45
Total income/(loss) from investment operations	5.04		5.77	(2.94)		3.08		1.46
Less distributions from:
Net investment income	(0.09)		(0.06)	—		(0.05)		(0.01)
Net realized gains	(1.49)		(0.31)	(0.51)		—		—
Return of capital	—		—	—		—		(0.02)
Total distributions	(1.58)		(0.37)	(0.51)		(0.05)		(0.03)
Red Due to custodian	0.00		0.00	0.00		0.00		0.00
Net asset value, end of year	$21.43		$17.97	$12.57		$16.02		$12.99
Total return (3,4)	28.16%		46.00%	(18.40)%		23.60%		12.65%
Net assets, at end of year (000s)	$24,905		$15,191	$16,066		$14,610		$4,851
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6)	2.23	% (5)	2.30%	2.97%		2.52%		3.38	% (5)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.81	% (5)	1.78%	1.67%		1.73%		1.92	% (5)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (6)	2.22%		2.30%	3.04	% (8)	2.59	% (8)	3.31%
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.80%		1.78%	1.73	% (8)	1.80	% (8)	1.80%
Ratio of net investment income to average net assets (7)	0.01%		0.55%	0.26%		0.43%		0.11%
Portfolio Turnover Rate	61%		36%	36%		34%		60%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets inclusive of the advisor’s recapture of waived/reimbursed fees from prior periods.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C *
	Period Ended
	December 31,
	2020
Net asset value, beginning of period	$21.56
Income/(loss) from investment operations:
Net investment income (1)	0.00
Net realized and unrealized gain/(loss) on investments	1.40
Total income from investment operations	1.40
Less distributions from:
Net investment income	(0.04)
Net realized gains	(1.49)
Return of capital	—
Total distributions	(1.53)
Red Due to custodian	0.00
Net asset value, end of period	$21.43
Total return (3)	6.61	% (4)
Net assets, at end of period (000s)	$0	(5)
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (7)	2.98	% (6,9)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (7)	2.56	% (6,9)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (7)	2.97	% (9)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (7)	2.55	% (9)
Ratio of net investment income to average net assets (8)	0.19	% (9)
Portfolio Turnover Rate	61	% (4)

*	Class C commenced operations on December 1, 2020

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Not annualized.

(5)	Amount less than 1,000.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(7)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Annualized.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	December 31,		December 31,	December 31,		December 31,		December 31,
	2020		2019	2018		2017		2016
Net asset value, beginning of year	$18.08		$12.64	$16.05		$13.01		$11.57
Income/(loss) from investment operations:
Net investment income (1)	0.05		0.14	0.09		0.09		0.04
Net realized and unrealized gain/(loss) on investments	5.06		5.70	(2.99)		3.02		1.45
Total income/(loss) from investment operations	5.11		5.84	(2.90)		3.11		1.49
Less distributions from:
Net investment income	(0.15)		(0.09)	—		(0.07)		(0.01)
Net realized gains	(1.49)		(0.31)	(0.51)		—		—
Return of capital	—		—	—		—		(0.04)
Total distributions	(1.64)		(0.40)	(0.51)		(0.07)		(0.05)
Red Due to custodian	0.00		0.00	0.00		0.00		0.00
Net asset value, end of year	$21.55		$18.08	$12.64		$16.05		$13.01
Total return (3,4)	28.45%		46.34%	(18.11)%		24.01%		12.88%
Net assets, at end of year (000s)	$519,163		$329,530	$225,944		$246,564		$113,313
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6)	1.99	% (5)	2.02%	2.73%		2.27%		3.13	% (5)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.56	% (5)	1.54%	1.42%		1.49%		1.67	% (5)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (6)	1.97%		2.02%	2.79	% (8)	2.34	% (8)	3.06%
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.55%		1.54%	1.48	% (8)	1.55	% (8)	1.55%
Ratio of net investment income to average net assets (7)	0.24%		0.83%	0.57%		0.59%		0.31%
Portfolio Turnover Rate	61%		36%	36%		34%		60%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets inclusive of the advisor’s recapture of waived/reimbursed fees from prior periods.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class N
	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	December 31,		December 31,	December 31,		December 31,		December 31,
	2020		2019	2018		2017		2016
Net asset value, beginning of year	$17.97		$12.57	$16.01		$12.99		$11.56
Income/(loss) from investment operations:
Net investment income (1)	(0.01)		0.09	0.04		0.07		0.01
Net realized and unrealized gain/(loss) on investments	5.04		5.68	(2.97)		3.00		1.45
Total income/(loss) from investment operations	5.03		5.77	(2.93)		3.07		1.46
Less distributions from:
Net investment income	(0.08)		(0.06)	—		(0.05)		(0.01)
Net realized gains	(1.49)		(0.31)	(0.51)		—		—
Return of capital	—		—	—		—		(0.02)
Total distributions	(1.57)		(0.37)	(0.51)		(0.05)		(0.03)
Red Due to custodian	0.01		0.00	0.00		0.00		0.00
Net asset value, end of year	$21.44		$17.97	$12.57		$16.01		$12.99
Total return (3,4)	28.18%		46.01%	(18.34)%		23.69%		12.66%
Net assets, at end of year (000s)	$37,676		$30,155	$16,245		$32,819		$6,547
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6)	2.23	% (5)	2.17%	2.97%		2.50%		3.38	% (5)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.81	% (5)	1.79%	1.67%		1.72%		1.92	% (5)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (6)	2.22%		2.17%	3.02	% (8)	2.57	% (8)	3.31%
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.80%		1.79%	1.72	% (8)	1.80	% (8)	1.80%
Ratio of net investment income/(loss) to average net assets (7)	(0.04)%		0.56%	0.25%		0.49%		(0.11)%
Portfolio Turnover Rate	61%		36%	36%		34%		60%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets inclusive of the advisor’s recapture of waived/reimbursed fees from prior periods.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2020

1.	ORGANIZATION

Altegris/AACA Opportunistic Real Estate Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on January 9, 2014 and seeks to provide total return through long term capital appreciation and current income by investing in both long and short, in equity securities of real estate and real estate related companies.

The Fund offers Class A, Class C, Class I, and Class N shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase; however, may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C shares commenced operations on December 1, 2020 and are offered at their NAV without an initial sales charge and are subject to 12b-1. Class N shares are offered at their NAV without an initial sales charge and are subject to 12b-1. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to distribution fees, but have a higher minimum initial investment than Class A and Class N shares. All classes are subject to a 1.00% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class of the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Due to custodian liabilities shown on the Statement of Assets and Liabilities are carried at cost and approximate fair value as of December 31, 2020, using level 2 inputs. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”) . In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Option contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Open-end investment companies are valued at their respective NAVs as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities which are not traded on an exchange or for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available, the spread between bid and ask prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub -advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances) . If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the level of inputs used as of December 31, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments
Common Stock	$264,096,585	$—	$—	$264,096,585
Partnership Shares	45,494,946	—	—	45,494,946
REITs	311,195,499	—	14,987,272	326,182,771
Preferred Stock	2,670,576	—	—	2,670,576
Total Assets	$623,457,606	$—	$14,987,272	$638,444,878

Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short
REITs	$31,377,478	$—	$—	$31,377,478

The following table is a reconciliation of assets in which Level 3 inputs were used in determining value:

IQHQ
Beginning Balance	$12,047,559
Total realized gain/(loss)	—
Unrealized Appreciation/(Depreciation)	876,801
Cost of Purchases	2,062,912
Proceeds from Sales	—
Proceeds from Principal	—
Accrued Interest	—
Net transfers in/out of level 3	—
Ending Balance	$14,987,272

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investment that is categorized within Level 3 of the fair value hierarchy as of December 31, 2020:

					Impact to
					valuation from
	Fair Value at			Unobservable Input	an increase in
Assets (at fair value)	December 31, 2020	Valuation Technique	Unobservable Inputs	Value	input**
		Adjustment to reported	Growth Factor *	0.0169%	Increase
IQHQ	$14,987,272	investment NAV	Valuation Factor *	-0.0029%	Increase

*	An increase in the input would indicate an increase in the fair value.

**	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly for the Fund. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2017 to December 31, 2019, or expected to be taken in the Fund’s December 31, 2020 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio, and any foreign jurisdiction where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, if the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities, the Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Market and Geopolitical Risk - The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

The cost of purchases and the proceeds for the Fund from sales of investments, other than short-term investments, for the year ended December 31, 2020 were as follows:

		Purchases Sold
Purchases	Sales	Short	Sales Sold Short
$425,513,878	$303,799,483	$125,408,205	$104,347,445

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, liquidity and currency risks, the amount of which is not apparent from the financial statements.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund may be exposed to market risk on derivative contracts if the Fund is not able to readily dispose of its holdings when they choose and also that the price obtained on disposal is below that at which the investment is included in its financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. Derivative instruments and exposure to market risk will be disclosed in the Fund’s Portfolio of Investments.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result, the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Fund may invest in financial instruments and enter into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to the risk that the exchange rate of the Fund’s currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Counterparty Risk: Counterparty risk is the risk that the Fund’s counterparties might default on their obligation to pay or perform generally on their obligations.

Exchange Traded Funds (“ETFs”) – The Fund may invest in ETFs. ETFs are typically a type of index or actively traded fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively traded or represent a fixed portfolio of securities. The Fund may purchase ETFs to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A short sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund may enter into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless. In addition, in the event that the price of the security, in connection with which an option was purchased, moves in a direction favorable, the benefits realized as a result of such movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. For the year ended December 31, 2020, the Fund had realized gains on options written subject to equity risk of $623,384. For the year ended December 31, 2020, the Fund had realized losses on options purchased subject to equity risk of $561. The Fund did not hold options as of December 31, 2020.

The Fund may enter into foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forwards currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the foreign currency exchange contract is opened and the date the forward currency exchange contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward currency exchange contract is opened and the date the forward currency exchange contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The Fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

As of December 31, 2020, the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Altegris Advisors, LLC, serves as the Fund’s investment advisor (“the Advisor”). Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund, the Advisor, subject to the oversight of the Board, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Fund. The Advisor has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, which is subject to review and approval by the Board. In general, the Advisor’s duties include setting the Fund’s overall investment strategies and asset allocation as well as hiring and supervising sub-advisors. The Advisor allocates portions of the Fund’s portfolio to be managed by American Assets Capital Advisors, LLC (“AACA”) as sub-advisor.

As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on its average daily net assets at an annual rate of 1.30%. Pursuant to the investment advisory agreement, the Advisor earned $5,814,560 for the year ended December 31, 2020.

The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments with other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expenses on securities sold short), taxes, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses (which may include indemnification of officers and Trustees, and contractual indemnification of fund service providers (other than the Advisor)) will not exceed certain percentages with respect to the Fund (the “Expense Limitations”). Pursuant to the Expense Limitations, the Fund’s Operating Expenses will not exceed 1.80%, 2.55%, 1.55%, and 1.80% through December 31, 2020 of the daily average net assets attributable to each of the Class A, Class C, Class I, and Class N shares, respectively. For the year ended December 31, 2020, the Advisor waived $48,888 of advisory fees.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. Cumulative expenses previously waived or reimbursed subject to the aforementioned conditions will expire as presented in the table below:

December 2023	48,888

The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A and Class N shares, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to each of Class A and Class N. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended December 31, 2020, pursuant to the Plan, Class A and Class N shares paid the amounts of $49,389, and $76,827, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class I, and Class N shares. During the year ended December 31, 2020, for Class A shares, the Distributor received $ 44,930 in underwriting commissions for sales of the Fund, of which $6,232 were retained by the principal underwriter for the Fund.

The Fund is part of the Altegris mutual fund family (“the Family”). In addition to the Fund, the Family is also comprised of Altegris Futures Evolution Strategy Fund. The Family shares the minimum annual fees for certain service providers based on a percentage of the average net assets of each fund.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his/her shares after holding them for fewer than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended December 31, 2020, Class A, Class C, Class I, and Class N assessed redemption fees in the following amounts:

Class A	$1,532
Class C	—
Class I	17,145
Class N	11,885

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

			Net Unrealized
Cost for Federal	Unrealized	Unrealized	Appreciation/
Tax Purposes	Appreciation	Depreciation	(Depreciation)
$443,826,147	$175,512,632	$(12,271,379)	$163,241,253

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2020	December 31, 2019
Ordinary Income	$3,454,172	$2,809,222
Long-Term Capital Gain	42,209,635	5,328,617
Return of Capital	—	—
	$45,663,807	$8,137,839

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

As of December 31, 2020, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,876,299	$11,648,993	$—	$—	$(6,627)	$163,241,253	$176,759,918

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gains, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for partnerships. In addition, the amount listed under other book/tax differences for the Fund is primarily attributable to the tax deferral of losses on straddles.

Permanent book and tax differences, primarily attributable to the adjustment for equalization credits, resulted in reclassifications for the Fund for the fiscal year ended December 31, 2020 as follows:

Paid In	Accumulated
Capital	Earnings (Losses)
$5,753,006	$(5,753,006)

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Deloitte & Touche LLP 695 Town Center Drive Suite 1000 Costa Mesa, CA 92626 USA Tel: 714 436 7100 Fax: 714 436 7200

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Altegris/AACA Opportunistic Real Estate Fund, one of the funds constituting the Northern Lights Fund Trust (the “Fund”), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

February 26, 2021

We have served as the auditor of one or more Altegris Funds investment companies since 2014.

Altegris/AACA Opportunistic Real Estate Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges, and redemption fees; (2) ongoing costs, including management fees; expenses due to securities sold short; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning July 1, 2020 and ended December 31, 2020.

Actual Expenses

The “Actual Expenses” table provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not equal to the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account	Ending Account	Expenses Paid During
Actual	Annualized	Value	Value	Period *
Expenses	Expense Ratio	7/1/2020	12/31/2020	7/1/2020-12/31/2020
Class A	1.80%	$1,000.00	$1,253.30	$10.20
Class C **	2.55%	$1,000.00	$1,066.10	$2.16
Class I	1.55%	$1,000.00	$1,255.10	$8.79
Class N	1.80%	$1,000.00	$1,253.10	$10.19

		Beginning Account	Ending Account	Expenses Paid During
Hypothetical	Annualized	Value	Value	Period *
(5% return before expenses)	Expense Ratio	7/1/2020	12/31/2020	7/1/2020-12/31/2020
Class A	1.80%	$1,000.00	$1,016.09	$9.12
Class C **	2.55%	$1,000.00	$1,012.32	$12.90
Class I	1.55%	$1,000.00	$1,017.34	$7.86
Class N	1.80%	$1,000.00	$1,016.09	$9.12

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

**	Class C commenced operations on December 1, 2020, actual expenses are calculated from commencement date through December 31, 2020 (30) divided by the number of days in the fiscal year (366)

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2020

RESULTS OF SHAREHOLDER MEETING

At a Special Meeting of Shareholders of the Trust, held at the offices of Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, on January 8, 2021, Trust shareholders of record as of the close of business on October 9, 2020 voted to approve the following proposal:

Altegris Futures Evolution Strategy Fund

Proposal: To approve a new investment advisory agreement by and between the Trust, on behalf of each Fund, and Altegris Advisors, LLC, the current investment adviser to the Funds. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) No changes are proposed with respect to any Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

Shares Voted	Shares Voted Against
In Favor	or Abstentions
14,487,328	939,224

Altegris/AACA Opportunistic Real Estate Fund

Proposal: To approve a new investment advisory agreement by and between the Trust, on behalf of each Fund, and Altegris Advisors, LLC, the current investment adviser to the Funds. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) No changes are proposed with respect to any Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

Shares Voted	Shares Voted Against
In Favor	or Abstentions
13,412,281	88,373

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2020

Altegris Advisors, LLC (Adviser to AACA Altegris Opportunistic Real Estate Fund and Altegris Futures Evolution Strategy Fund) *

In connection with the special meeting held on September 14, 2020 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris”) and the Trust, with respect to the Altegris/ AACA Opportunistic Real Estate Fund (“Altegris Opportunistic”) and Altegris Futures Evolution Strategy Fund (“Altegris Futures Evolution”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services.

The Trustees noted that Altegris was founded in 2002 and specialized in identifying, evaluating, selecting, and monitoring alternative strategies and managers for the purpose of offering these strategies to financial professionals and individuals seeking portfolio diversification. They also noted that Altegris managed approximately $2 billion in assets. The Trustees discussed the anticipated changes in the adviser personnel as a result of the Transaction, noting areas of continuity, and remarked positively on the educational and professional backgrounds of the firm’s key personnel who would be responsible for servicing the Altegris Funds after the Transaction. The Trustees considered that Altegris’ investment process relied on a rigorous methodology for sourcing, evaluating, qualifying and selecting effective alternative managers. The Trustees commented that Altegris implemented a comprehensive risk mitigation process that provided oversight of each portfolio manager, ensuring that each Fund’s portfolio was constructed in accordance with the respective Fund’s investment mandate, which was expected to continue. The Trustees observed that the adviser conducted a comprehensive supervision of its sub-advisers with a process that monitored performance characteristics and compliance with each Fund’s investment limitations. The Trustees found that the adviser continued to be fully engaged with its sub-advisers and fully abreast of the strategies employed by each sub -adviser. The Trustees expressed satisfaction with the adviser’s expected resources after the Transaction. The Trustees concluded that the adviser should continue to provide a high level of quality service to the Altegris Funds to the benefit of each Fund’s shareholders.

Performance.

Altegris Futures Evolution. The Trustees discussed the Fund’s investment objective and investment strategy. The Trustees noted that the Fund outperformed its peer group, Morningstar category, and benchmark average over the since inception period. They further noted that the Fund underperformed all three comparable metrics for the one-year, three-year, and five-year periods, with the recent 12-month period being the most challenging. The Trustees discussed the adviser’s rationale for the Fund’s relative underperformance being caused in-part by the unprecedented market volatility of 2020, which resulted from the Coronavirus pandemic, and coincided with substantial redemptions. The Trustees agreed the Fund had previously produced reasonable returns for shareholders, but that future performance of the Fund would continue to be monitored. The Trustees agreed that the adviser would be required to attend a future meeting of the Board prior to the next renewal date and provide a performance update.

Altegris Opportunistic. The Trustees considered the Fund’s investment objective and principal investment strategy. The Trustees recognized the Fund’s strong performance in all time periods reported, with a five-star

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2020

Morningstar rating. They noted that the Fund outperformed its peer group, Morningstar category, and benchmark average over the one-year, three-year, five-year and since inception periods. The Trustees noted that the Fund’s outperformance of comparable funds had been impressive and indicated that Altegris should continue to provide positive performance to the Fund for the benefit of shareholders.

Fees and Expenses.

Altegris Futures Evolution. The Trustees reviewed the Fund’s advisory fee of 1.50% (with breakpoints at various levels) and considered the fee relative to the fees charged by funds in the Broadridge selected peer group and Morningstar category. They acknowledged that Altegris’ maximum advisory fee was higher than the Fund’s Morningstar category median and average and slightly higher than its peer group median and average of 1.45%. They discussed that the advisory fee was within the range of both comparable metrics. They discussed the Fund’s net expense ratio, noting that it was slightly higher than its peer group median and average and higher than its Morningstar category median and average. They again noted that it was well within the range of both comparable metrics. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Altegris Opportunistic. The Trustees noted the adviser would charge the Fund an advisory fee of 1.30%. The Trustees reviewed comparable fees of funds and observed that the Fund’s advisory fee was higher than the Fund’s Morningstar category median and average as well as higher than the Broadridge selected peer group median and average. They noted that the fee was the highest among the peer group and the Morningstar. They acknowledged the Fund’s net expense ratio was higher than the Morningstar category and peer group median and average respectively. The Trustees noted the adviser’s observation that the Fund was different than most funds in its peer group and Morningstar category because it employed a shorting strategy, which allowed investors to potentially benefit from both short-term and long-term gains. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale.

Altegris Futures Evolution. The Trustees considered whether economies of scale would be realized by the adviser in connection with Altegris’ advisory services. They noted that the advisory fee for the Fund included breakpoints that result in lower fees beginning at $1 billion in Fund assets. They considered the impact of the sub-advisory fee on the ability of Altegris to realize economies of scale, and that the sub -advisory fee also included non-standard breakpoints. The Trustees discussed the impact of the sub-adviser fee paid by Altegris and its breakpoints, noting the variation between the breakpoint schedules. The Trustees concluded that the breakpoints remained appropriate.

Altegris Opportunistic. The Trustees considered the adviser’s statement that at current asset levels, the adviser does not believe the Fund will benefit from economies of scale, but that the adviser indicated it would be willing to discuss breakpoints in the advisory fee if the Fund’s assets reached higher asset levels. They noted that the adviser was providing some limits on expenses incurred by shareholders through the expense limitation agreement. They considered the impact of the sub-advisory fee on the ability of Altegris to realize economies of scale, and that the sub-advisory fee did not include breakpoints. The Trustees concluded that at this time the absence of breakpoints was reasonable and agreed to consider implementing breakpoints as the Fund’s assets increased.

Profitability.

The Trustees reviewed the projected (pro-forma) profitability analysis provided by Altegris with respect to each Altegris Fund and noted that the adviser estimated that it would realize a profit with respect to each Fund over the initial two-year period of the new Advisory Agreement. They discussed the impact of the fee waiver on the Adviser’s profits related to Futures Evolution. They also discussed the advisory fees relative to the sub-advisory fees of each Fund, the allocation of responsibilities among the Adviser and the sub-adviser to each Fund, and the

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2020

reasonableness of the fees and profits based in those allocations. They noted that adviser’s stated profits appeared reasonable in terms of actual dollars and as a percentage of revenue. They considered the adviser’s assertion that it would devote significant resources and personnel to manage the Funds and supervise the sub-advisers, and concluded that, with respect to each Fund, excessive profitability was not a concern at this time.

Conclusion.

Having requested and received such information from Altegris as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement in the best interests of shareholders of the Funds. The Trustees further concluded that Advisory Agreement and related transaction meet the requirements of Section 15 of the 1940 Act such that there will be no unfair burden on the Funds or shareholders, and that the Board will remain at least 75% independent.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2020

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/20 – NLFT_v1

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2020

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Michael J Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014- 2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2020, the Trust was comprised of 69 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

12/31/20 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund’s use to determine how to vote proxies is available without charge, upon request, by calling 1-888-524-9441 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR	ADMINISTRATOR
Altegris Advisors, L.L.C	Gemini Fund Services, LLC
1200 Prospect Street, Suite 400	4221 North 203rd St., Suite 100
La Jolla, CA 92037	Elkhorn, NE 68022

Altegris/AACA Opportunistic Real Estate
Fund
SUB-ADVISOR
American Assets Capital Advisers, LLC
11455 El Camino Realm Suite 140
San Diego, CA 92130

ABOUT ALTEGRIS

Altegris is a pioneer in providing access to alternative sources of income and growth.

With one of the leading research and investment teams focused solely on alternatives, Altegris follows a disciplined process for identifying, evaluating, selecting and monitoring investment talent across a spectrum of alternative strategies.

For additional information, visit altegris.com

AltegrisAACA-AR20

877.524.9441 | WWW.ALTEGRIS.COM

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark Taylor, Anthony Hertl, and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Taylor, Mr. Hertl and Mr. Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $21,250

2019 - $20.563

2018 - $40,320

2017 - $37,130

(b)	Audit-Related Fees

2020 - None

2019 - None

2018 - None

2017 - None

(c)	Tax Fees

2020 - $5,080

2019 - $4,906

2018 - $9,620

2017 - $9,630

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2017   2018   2019    2020

Audit-Related Fees:           100%   100%  100%  100%

Tax Fees:                               100%  100%  100%  100%

All Other Fees:                     100%  100%  100%  100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $5,080

2019 - $4,906

2018 - $9,620

2017 - $9,630

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 3/8/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 3/8/21

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Treasurer/Principal Financial Officer

Date 3/8/21